UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2015

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle, Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition.

Preliminary Financial Results

Omega Healthcare Investors, Inc., a Maryland corporation (“Omega” or the “Company”), hereby provides the following table setting forth management’s estimated ranges for certain Omega financial measures for the three months and year ended December 31, 2014.
Omega Healthcare Investors, Inc.
	Three Months Ended December 31, 2014	Year Ended December 31, 2014
(in thousands, except per share data)
Total operating revenues	$ 131,071 to $ 131,571	$ 504,537 to $ 505,037
Net income available to common stockholders	$ 56,740 to $ 57,240	$ 221,099 to $ 221,599
Funds from operations available to common stockholders	$ 87,141 to $ 87,641	$ 345,153 to $ 345,653
Adjusted funds from operations	$ 92,678 to $ 93,178	$ 362,872 to $ 363,372
Funds available for distribution to common stockholders	$ 84,826 to $ 85,326	$ 331,698 to $ 332,198
Net income per share available to common stockholders	$ 0.44 to $ 0.45	$ 1.74
Funds from operations per share available to common stockholders	$ 0.68	$ 2.71 to $ 2.72
Adjusted funds from operations per share available to common stockholders	$ 0.72 to $ 0.73	$ 2.85
Funds available for distribution to common stockholders per share	$ 0.66	$ 2.61
Weighted-average common shares outstanding, diluted	128,492	127,294
2

As of December 31, 2014, approximately $85 million of borrowings were outstanding under Omega’s senior unsecured revolving credit facility.
Omega’s management has prepared the estimates for the three months and year ended December 31, 2014 presented above in good faith based upon the most recent information available to Omega’s management from Omega’s internal reporting procedures as of the date of this document. The preliminary estimated ranges set forth herein are preliminary, unaudited, subject to further completion and reflect Omega’s current good faith estimates, do not take into account or give pro forma effect to the Merger, as defined below, with Aviv REIT Inc. (“Aviv”), are subject to additional financial closing procedures and may be revised as a result of Omega management’s further review of Omega’s results and any adjustments that may result from the completion of the audit of the fiscal 2014 consolidated financial statements. The Company and its auditors have not completed their normal quarterly review or annual audit procedures as of and for the three months and year ended December 31, 2014, and there can be no assurance that our final results for this quarterly and annual period will not differ from these estimates. Any such changes could be material. During the course of the preparation of Omega’s consolidated financial statements and related notes as of and for the three months and year ended December 31, 2014 and their audit, Omega may identify items that would require Omega to make material adjustments to the preliminary financial information presented above.
Omega’s consolidated financial statements and related notes as of and for the quarter and year ended December 31, 2014 are not expected to be filed with the SEC until after this offering is completed. Omega’s actual results may differ materially from the fourth quarter and year end estimates above. Accordingly, you should not place undue reliance on these preliminary estimates. These estimates should not be viewed as a substitute for full audited or interim financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). In addition, these preliminary estimates as of and for the three months and year ended December 31, 2014 are not necessarily indicative of the results to be achieved for any future period. Factors that could cause these preliminary estimates to differ include, but are not limited to discovery of new information that alters expectations about fourth quarter and year end results or impacts valuation methodologies underlying these results.
Funds from operations (“FFO”), Adjusted FFO and funds available for distribution (“FAD”), as more fully defined below, as presented by Omega are non-GAAP measures. The following table presents a reconciliation of Omega’s preliminary estimates regarding FFO, Adjusted FFO and FAD to net income available to common stockholders:
Omega Healthcare Investors, Inc.
	Three Months Ended December 31, 2014	Year Ended December 31, 2014
(in thousands)
Net income available to common stockholders	$ 56,740 to $ 57,240	$ 221,099 to $ 221,599
Loss from real estate dispositions	—	$ (2,863)
Sub-total	$ 56,740 to $ 57,240	$ 218,236 to $ 218,736
Elimination of non-cash items included in net income:
Depreciation and amortization	$ 30,401	$ 123,257
Add back non-cash provision for impairments on real estate properties	—	$ 3,660
Funds from operations available to common stockholders	$ 87,141 to $ 87,641	$ 345,153 to $ 345,653
Adjustments to FFO:
Deduct one-time cash revenue	—	$ (585)
Deduct/add back non-cash provision for uncollectible accounts receivable, mortgages and notes	$ (7)	$ 2,723
Deduct/add back one-time interest refinancing expense	$ (27)	$ 3,041
Add back acquisition deal related costs	$ 3,549	$ 3,948
Add back stock-based compensation expense	$ 2,022	$ 8,592
Adjusted funds from operations	$ 92,678 to $ 93,178	$ 362,872 to $ 363,372
Adjustments to Adjusted FFO:
Non-cash interest expense	$ 1,413	$ 4,675
Non-cash revenue	$ (9,265)	$ (35,849)
Funds available for distribution available to common stockholders	$ 84,826 to $ 85,326	$ 331,698 to $ 332,198

3

Omega calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts, (“NAREIT”), and consequently, FFO is defined as net income available to common stockholders, adjusted for the effects of asset dispositions and certain non-cash items, primarily depreciation and amortization and impairments on real estate assets. Omega believes that FFO, Adjusted FFO and FAD are important supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, while real estate values instead have historically risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue. FFO described herein is not necessarily comparable to FFO of other Real Estate Investment Trusts (“REITs”), that do not use the same definition or implementation guidelines or interpret the standards differently from Omega.
Omega uses FFO, Adjusted FFO and FAD among other criteria to measure the operating performance of its business. Omega further believes that by excluding the effect of depreciation, amortization, impairments on real estate assets and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other REITs. Omega offers these measures to assist the users of its financial statements in analyzing its operating performance and not as measures of liquidity or cash flow. FFO, Adjusted FFO and FAD are not measures of financial performance under GAAP and should not be considered as measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP. Investors and potential investors in the Company’s securities should not rely on this measure as a substitute for any GAAP measure, including net income.
Adjusted FFO is calculated as FFO available to common stockholders excluding the impact of non-cash stock-based compensation and certain revenue and expense items identified above. FAD is calculated as Adjusted FFO less non-cash interest expense and non-cash revenue, such as straight-line rent. Omega believes these measures provide an enhanced measure of the operating performance of the Company’s core portfolio as a REIT. Omega’s computation of Adjusted FFO and FAD are not comparable to the NAREIT definition of FFO or to similar measures reported by other REITs but Omega believes that they are appropriate measures for Omega.

Item 8.01.  Other Events.

Certain Historical Information Related to Aviv

As reported on its Current Report on Form 8-K filed on October 31, 2014, Omega and its subsidiaries, OHI Healthcare Properties Holdco, Inc., a Delaware corporation (“Merger Sub”), and OHI Healthcare Properties Limited Partnership, a Delaware limited partnership (“Omega Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 30, 2014, by and among the Company, the Merger Sub and the Omega Partnership, Aviv REIT, Inc., a Maryland corporation (“Aviv”), and Aviv Healthcare Properties Limited Partnership., a Delaware limited partnership (the “Aviv Partnership”), pursuant to which Aviv will be merged with and into Merger Sub (the “Merger”) with the Merger Sub surviving as a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K provides information relating to Aviv and the Aviv Partnership set forth in Exhibits 23.1, 23.2, 99.1, 99.2, 99.3 and 99.4 hereto for the purpose of incorporating such information by reference into Omega’s effective registration statements under the Securities Act of 1933, as amended. The information in such Exhibits has been previously filed by Aviv and is incorporated by reference herein.

4

Additional Information and Where to Find It

In connection with the proposed acquisition of Aviv, on January 5, 2015, Omega filed a registration statement on Form S-4 with the SEC, which includes the preliminary joint proxy statement of Omega and Aviv and which also constitutes a preliminary prospectus of Omega. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. The definitive joint proxy statement/prospectus will be mailed to stockholders of Omega and Aviv after the registration statement is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other documents filed by Omega and Aviv, at the SEC’s website (www.sec.gov). Those documents, as well as Omega’s other public filings with the SEC, may be obtained without charge at Omega’s website at www.omegahealthcare.com. In addition, copies of the definitive proxy statement/prospectus, as well as Aviv’s other public filings with the SEC, may be obtained without charge at Aviv’s website at www.avivreit.com.

Omega, Aviv, their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Omega’s directors and executive officers is available in its proxy statement for its 2014 annual meeting of stockholders, filed with the SEC by Omega on April 29, 2014, and information regarding Aviv’s directors and executive officers is available in its proxy statement for its 2014 annual meeting of stockholders, filed with the SEC by Aviv on April 15, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the registration statement and the joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto and in other relevant materials to be filed with the SEC, when they become available). These documents can be obtained free of charge from the sources indicated above.

Cautionary Language Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to all statements regarding preliminary estimates of Omega’s results for the period ended December 31, 2014, all statements regarding Omega’s, Aviv’s or their respective operators’ or borrowers’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, merger integration, growth opportunities, dispositions, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,”, “will” and other similar expressions or the negative form of the same are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the companies’ expectations. Neither Omega nor Aviv undertakes a duty to update such forward-looking statements, which speak only as of the date on which they are made.

5

Omega’s and Aviv’s actual future results and trends may differ materially depending on a variety of factors discussed in their filings with the SEC. These factors include without limitation: (a) the possibility that the proposed transactions will not close, including by the failure to obtain applicable shareholder approvals or the failure to satisfy other closing conditions under the Merger Agreement or by the termination of the Merger Agreement; (b) the possibility that the combined company will not realize estimated synergies or growth, or that such benefits may take longer to realize than expected; (c) the ability and willingness of each company’s operators, borrowers and other third parties to meet and/or perform their obligations under their respective contractual arrangements with the company, including, in some cases, their obligations to indemnify, defend and hold harmless the company from and against various claims, litigation and liabilities; (d) the ability of each company’s operators and borrowers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (e) each company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types; (f) the nature and extent of future competition; (g) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (h) increases in each company’s cost of borrowing as a result of changes in interest rates and other factors; (i) the ability of each company’s operators to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (j) changes in general economic conditions and/or economic conditions in the markets in which each company may, from time to time, compete and the effect of those changes on the company’s revenues and its ability to access the capital markets or other sources of funds; (k) each company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; (l) each company’s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (m) the ability and willingness of each company’s operators to renew their leases with the company upon expiration of the leases and each company’s ability to reposition its properties on the same or better terms in the event such leases expire and are not renewed by the operators or in the event the company exercises its right to replace an existing operator upon default; (n) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators and each company’s earnings; (o) each company’s ability and the ability of its operators and borrowers to obtain and maintain adequate liability and other insurance from reputable and financially stable providers; (p) the impact of increased operating costs and uninsured professional liability claims on the liquidity, financial condition and results of operations on each company’s operators and borrowers, and the ability of those operators and borrowers to accurately estimate the magnitude of those claims; (q) the impact of market or issuer events on the liquidity or value of each company’s investments in marketable securities; (r) uncertainties relating to the business operations of the operators of each company’s properties, including those relating to reimbursement by third-party payors, regulatory matters and occupancy levels; (s) regulatory and other changes in the healthcare sector; (t) changes in the financial position of each company’s operators; (u) the ability of operators in bankruptcy to reject unexpired lease obligations, modify the terms of each company’s mortgages, and impede the ability of the company to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations; (v) potential changes in Omega’s credit ratings and the ratings of its debt securities; (w) to the extent additional financing is desirable in connection with the transactions related to the Merger, the possibility that such financing may not be available on terms favorable to the combined company, (x) competition in the financing of healthcare facilities; and (y) the impact of any financial, accounting, legal or regulatory issues or litigation that may affect either company or its major operators or borrowers. Many of these factors are beyond the control of the companies and their management.

6

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP related to Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership

23.2	Consent of Ernst & Young LLP related to certain properties of Diamond Senior Living, LLC

99.1	Excerpt from Form 10-K of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership setting forth their audited financial statements as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013

99.2	Excerpts from Form 10-Q of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership setting forth their unaudited financial statements as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013

99.3	Audited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the year ended December 31, 2013 and unaudited historical statement of revenue of certain properties of Diamond Senior Living, LLC for the nine months ended September 30, 2014

99.4	Unaudited pro forma condensed consolidated financial information of Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership (reflecting certain properties of Diamond Senior Living, LLC) as of September 30, 2014 and for the year ended December 31, 2013 and the nine months ended September 30, 2014

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: February 3, 2015	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer

8